SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       __________________________________


                                   FORM 8-K/A
                                   __________

                                 Amendment No. 1

                 Current Report Pursuant to Section 13 or 15(d)
                 ______________________________________________

                     of the Securities Exchange Act of 1934
                     ______________________________________


Date of Report August 9, 1995                      Commission file number 1-8459
__________________________                         _____________________________

                              New Plan Realty Trust
                              ____________________
               (Exact name of registrant as specified in charter)


       Massachusetts                                     13-1995781
 ______________________                         _______________________________
(State of Incorporation)                       (IRS Employer Identification No.)

              1120 Avenue of the Americas, New York, New York 10036
              ____________________________________________________
                    (Address of principal executive offices)

                                 (212) 869-3000
                          _____________________________
                         (Registrant's telephone number)


     The undersigned registrant hereby amends Item 7 - Financial Statements and Exhibits of its Current Report on Form 8-K, dated July 25, 1995, as set forth in the pages attached hereto. The financial statements included in this 8-K/A - Amendment No. 1 reflect the acquisition of properties which previously have been described in the undersigned's Current Report on Form 8-K, dated May 30, 1995.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   NEW PLAN REALTY TRUST
                                             (Registrant)

                                   By: /s/ Michael I. Brown


                                       _______________________________________
                                        Michael I. Brown
                                        Chief Financial Officer, Controller
Dated:  August 9, 1995
Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.
          _________________________________________________________________

     A.   Financial Statements

          Included herewith are the following financial statements reflecting the acquisition of Haymarket Square, Haymarket Mall and Maple Village shopping centers, and The Club and Saddlebrook apartments.

          1. Report of Eichler, Bergsman, Belonsky & Guz, Independent Certified Public Accountants, dated July 24, 1995.

          2. Certain properties acquired - Historical summary of revenues and certain operating expenses for various year ends.

          3. New Plan Realty Trust and Subsidiaries - Estimates of net income and funds generated from certain properties acquired (unaudited), and related Notes.

          4. New Plan Realty Trust and Subsidiaries - Pro forma condensed consolidated financial statements (unaudited):

               (a) Pro forma condensed consolidated statements of income for the nine months ended April 30, 1995 and the twelve months ended July 31, 1994.

               (b) Pro forma condensed consolidated balance sheet at April 30, 1995.

               (c) Notes to pro forma condensed consolidated financial statements.

     B.   Exhibits

          Included herewith is Exhibit No. 23, the Consent of the Independent Public Accountants.

New Plan Realty Trust
1120 Avenue of the Americas
New York, NY 10036

                          INDEPENDENT AUDITORS' REPORT

We have audited the accompanying Historical Summary of Revenues and Certain Operating Expenses of Haymarket Square, Haymarket Mall, Saddlebrook Apartments and The Club Apartments for the year ended September 30, 1994 and Maple Village for the year ended July 31, 1994 (the "Properties"). This Historical Summary is the responsibility of New Plan Realty Trust's management. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and its use for any other purpose may be inappropriate. Accordingly, as described in the Note to the Historical Summary, the statement excludes interest, depreciation, and general and administrative expenses for the period examined, and is not intended to be a complete presentation of the Properties revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain operating expenses (exclusive of interest, depreciation and general and administrative expenses) in conformity with generally accepted accounting principles.

Eichler, Bergsman, Belonsky & Guz
New York, New York
July 24, 1995

                           CERTAIN PROPERTIES ACQUIRED
          HISTORICAL SUMMARY OF REVENUES AND CERTAIN OPERATING EXPENSES
                      FOR THE YEAR ENDED SEPTEMBER 30, 1994




Rental Income                                       $8,165,498

     Repairs and maintenance       $ 615,789
     Real estate taxes             1,116,833
     Other operating expenses      1,933,168         3,665,790
                                   _________        __________
Excess of revenues over
  certain operating expenses                        $4,499,708
                                                     =========



NOTE:

The Historical Summary of Revenues and Certain Operating Expenses relates to the operations of Haymarket Mall, Haymarket Square, Saddlebrook Apartments and The Club Apartments for the year ended September 30, 1994 and Maple Village Shopping Center for the year ended July 31, 1994 (the "Properties") while under ownership previous to New Plan Realty Trust. The Properties are shopping centers except for The Club Apartments and Saddlebrook Apartments which are residential complexes.

The summary has been prepared on the accrual method of accounting. Operating expenses include maintenance and repair expenses, utilities, real estate taxes, insurance and certain other expenses. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest expense, depreciation, and general and administrative costs have been excluded from operating expenses, as they are dependent upon a particular owner, purchase price or financial arrangement.

Minimum future rentals under existing commercial operating leases at the shopping centers being reported on are approximately as follows (in thousands):

          1995 - $3,194          1998 - $2,408
          1996 -  3,069          1999 -  2,251
          1997 -  2,666    thereafter - 10,488

The above assumes that all leases which expire are not renewed, therefore neither renewal rentals nor rentals from replacement tenants are included.

Minimum future rentals do not include contingent rentals which may be received under certain leases on the basis of percentage of reported tenants' sales volumes, increases in Consumer Price Indices, common area maintenance charges and real estate tax reimbursement.

                     NEW PLAN REALTY TRUST AND SUBSIDIARIES
                INFORMATION PURSUANT TO RULE 3-14 REGULATION S-X

Part I    MANAGEMENT ASSESSMENT

     Management's assessment of the Properties prior to acquisition includes, but is not limited to, the quality of the tenant base, regional demographics, the competitive environment, operating expenses and local property taxes. In addition, the physical aspect of the Properties, location, condition and quality of design and construction are evaluated. Management also always conducts Phase I and II environmental tests. All factors, when viewed in their entirety, have met management's acquisition criteria. Management is not aware of any material factors relating to the acquisition other than those discussed above.

Part II ESTIMATES OF TAXABLE OPERATING INCOME AND FUNDS GENERATED FROM CERTAIN PROPERTIES ACQUIRED (UNAUDITED)

a. The following presents an estimate of taxable net income and funds generated from the operation of the acquired Properties for various year ends (all of which include twelve months of the prior owners' operations before acquisition by New Plan Realty Trust) based on the Historical Summary of Revenues and Certain Operating Expenses. These estimated results do not purport to present expected results of operations for the Properties in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.

Estimates of taxable operating income*            (000 omitted)
_____________________________________

Operating income before depreciation expense             $4,500

Less:

Estimated depreciation                                      845
                                                          _____
Estimated taxable operating income                       $3,655
                                                          =====

Estimates of funds generated:
____________________________
Estimated taxable operating income*                      $3,655

Add:  Estimated depreciation                                845
                                                          _____
Estimate of funds generated*                             $4,500
                                                          =====
___________________________

* Estimates of taxable operating income and funds generated do not include approximately $607,000 of revenue increases that occurred subsequent to the beginning of the historical years audited.
b. Estimated taxable income for New Plan Realty Trust (including the acquired properties) for the various year ends is approximately the same as Pro Forma net income and Revised Pro Forma net income reported on the Pro Forma Condensed Statement of Income (Unaudited).

                     NEW PLAN REALTY TRUST AND SUBSIDIARIES
            NOTES TO ESTIMATES OF NET INCOME AND FUNDS GENERATED FROM
                           CERTAIN PROPERTIES ACQUIRED
                                   (UNAUDITED)



Basis of Presentation

     1. Estimated depreciation was based upon an allocation of the purchase price to land (20%) and building (80%) with the depreciation being taken over a 40 year life using the straight line method.

     2. No income taxes have been provided because New Plan Realty Trust is taxed as a real estate investment trust under the provisions of the Internal Revenue Code. Accordingly, the Trust does not pay Federal income tax whenever income distributed to shareholders is equal to at least 95% of real estate investment trust taxable income and certain other conditions are met.

                     NEW PLAN REALTY TRUST AND SUBSIDIARIES
             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

     The following unaudited pro forma condensed consolidated balance sheet at April 30, 1995 reflects the acquisition of the Properties as if the transactions had occurred on that date.

     The pro forma condensed consolidated statements of income for the year ended July 31, 1994 and the nine months ended April 30, 1995 assume the acquisition of the Properties as if it had occurred as of August 1, 1993. This pro forma information is based on the historical statements of the Trust after giving effect to the acquisition of the Properties.

     The unaudited pro forma condensed consolidated financial statements have been prepared by New Plan Realty Trust management. The unaudited pro forma condensed consolidated statements of income may not be indicative of the results that would have actually occurred had the acquisitions been made on the dates indicated. Also, they may not be indicative of the results that may be achieved in the future. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with New Plan Realty Trust's audited consolidated financial statements as of July 31, 1994 and for the year then ended (which are contained in the Trust's Form 10-K for the year ended July 31, 1994) and the unaudited consolidated financial statements as of April 30, 1995 and for the nine months then ended (which are contained in the Trust's Form 10-Q for the period ended April 30, 1995) and the accompanying notes.

                     NEW PLAN REALTY TRUST AND SUBSIDIARIES
        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                        NINE MONTHS ENDED APRIL 30, 1995

                   (In thousands except for per share amounts)

                                        HISTORICAL   PRO FORMA
                          AS REPORTED   ACQUISITION  ADJUSTMENTS(2)  PRO FORMA
                          ___________   ___________  _____________   _________

Rental Revenues              $92,075       $6,124        (366) (7)    $97,833
Interest And Dividends         2,704                                    2,704

                              94,779        6,124        (366)        100,537
Operating Expenses            31,451        2,749        (329)         33,871
Depreciation Expense          10,871                      544  (3,5)   11,415
Interest Expense               3,766                    2,462  (3,4)    6,228
                             __________________________________        ______
                              48,691        3,375      (3,043)         49,023
Other Deductions               1,724                                    1,724
                             __________________________________        ______
Net Income                   $46,967        3,375      (3,043)         47,299
                             ==================================        ======

Net Income Per Share            $.89                                     $.90
Average Shares Outstanding    52,808                                   52,808


See Accompanying Notes To Pro Forma Condensed Consolidated Financial Statements

                                         NEW PLAN REALTY TRUST AND SUBSIDIARIES
                            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                                                YEAR ENDED JULY 31, 1994
                                       (In thousands except for per share amounts)

                                                                                   PREVIOUSLY REPORTED(6)
                                      HISTORICAL    PRO FORMA                     HISTORICAL    PRO FORMA    REVISED
                        AS REPORTED   ACQUISITION   ADJUSTMENTS(2)   PRO FORMA    ACQUISITION  ADJUSTMENTS   PRO FORMA
                        ___________   ___________   ______________   _________    ___________  ___________   _________


RENTAL REVENUES            $96,384       $8,165          607  (7)    $105,156       $ 5,558       $ 583       $111,297
INTEREST AND DIVIDENDS       4,571                                      4,571                                    4,571
                         ____________________________________         _______        ______       _____        _______
                           100,955        8,165          607          109,727         5,558         583        115,868
OPERATING EXPENSES          33,284        3,666                        36,950         1,360                     38,310
DEPRECIATION EXPENSE        11,342                       845  (3,5)    12,187                       940         13,127
INTEREST EXPENSE             2,289                     3,283  (3,4)     5,572                     3,309          8,881
                         ____________________________________         _______        ______       _____        _______
                            54,040        4,499       (3,521)        $ 55,018         4,198      (3,666)        55,550
                                                                                                               _______
OTHER DEDUCTIONS             2,713                                      2,713                                    2,713
OTHER INCOME                   990                                        990                                      990
                         ____________________________________         _______        ______       _____        _______
  NET INCOME              $ 52,317        4,499       (3,521)          53,295         4,198      (3,666)        53,827
                         ====================================         =======        ======       =====        =======

EARNINGS PER SHARE           $1.06                                      $1.08                                    $1.09

AVERAGE SHARES
  OUTSTANDING               49,502                                     49,502                                   49,502

SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

                     NEW PLAN REALTY TRUST AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                              AS OF APRIL 30, 1995
                                 (In Thousands)



                                                  PRO FORMA
                                 AS REPORTED      ADJUSTMENTS(1)     PRO FORMA
                                 ___________      ______________     _________

ASSETS:

  REAL ESTATE                      $629,809           $42,274         $672,083
  CASH, CASH EQUIVALENTS, MKT
   SEC AND OTHER INVESTMENTS         66,945           (36,015)          30,930
  OTHER                              15,133                             15,133
                                    _______           _______          _______

    TOTAL ASSETS                   $711,887           $ 6,259         $718,146
                                    =======           =======          =======
LIABILITIES:

  MORTGAGES PAYABLE                $ 30,496           $ 6,259         $ 36,755
  NOTES PAYABLE                      98,643                             98,643
  OTHER LIABILITIES                  13,402                             13,402
                                    _______           _______          _______
                                    142,541             6,259          148,800
SHAREHOLDERS' EQUITY                569,346                            569,346
                                    _______           _______          _______

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY               $711,887           $ 6,259         $718,146
                                    =======           =======          =======

SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

                     NEW PLAN REALTY TRUST AND SUBSIDIARIES
                   NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                        FINANCIAL STATEMENTS (UNAUDITED)


1. Represents the acquisition of the Properties for cash obtained from the Trust's issue of Ten Year Unsecured Senior Notes and the assumption of existing debt in connection with the purchase of one Property.

2. Amounts as reported have been adjusted by historical results. These adjustments to the Pro Forma Condensed Consolidated Statements of Income (Unaudited) have the effect of reflecting the results for the year ended July 31, 1994 and the nine months ended April 30, 1995 as if the Properties had been acquired as of August 1, 1993.

3. Pro Forma Adjustments to the Pro Forma Condensed Consolidated Statements of Income (Unaudited) for the year ended July 31, 1994 and the nine months ended April 30, 1995 includes adjustments to interest and depreciation expense to give effect to including the acquired properties as if they had been acquired on August 1, 1993. (See Notes 4 and 5.)

4. Pro Forma Adjustments to the Pro Forma Condensed Consolidated Statements of Income (Unaudited) for the year ended July 31, 1994 and the nine months ended April 30, 1995 include interest expense for the borrowing of funds to pay the purchase price of the acquisitions. The interest rate used for calculating the cost of borrowed funds for the year ended July 31, 1994 and the nine months ended April 30, 1995 was 7.95% which was the effective rate of interest on the Trust's Ten Year Unsecured Senior Notes. In addition, the adjustment includes the interest cost applicable to the existing debt that was assumed upon the purchase of one Property.

5. Estimated depreciation was based upon an allocation of the purchase price to land (20%) and building (80%) with the depreciation being taken over a 40 year life using the straight line method.

6. Refer to Form 8 K/A Amendment No. 1 dated May 31, 1995 for previously reported amounts.

7. Pro Forma Adjustments to the Pro Condensed Consolidated Statements of Income (Unaudited) for the year ended July 31, 1994 and the nine months ended April 30, 1995 include an increase in rental revenues of $607,000 and $455,000, respectively. This adjustment is a result of revenue increases that occurred subsequent to the beginning of the period on which "Historical Acquisition" adjustments are based.

                                  EXHIBIT INDEX



Exhibit Number                     Description                     Page
_____________                      ___________                     ____

     23                  Consent of Independent Accountants

                                                                     EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We consent to the incorporation by reference in the registration statements of New Plan Realty Trust on Forms S-3 (File Nos. 33-53311, 33-58596, 33-58484 and 33-61383) and on Forms S-8 (33-57946 and 33-59077) of our report dated July 24, 1995, on our audit of the Historical Summary of Revenues and Certain Operating Expenses of certain properties acquired by New Plan Realty Trust (the "Trust") for various year ends, which is included in this Amendment No. 1 on Form 8-K/A of the Trust dated August 9, 1995.



                                                  EICHLER, BERGSMAN & CO., LLP


New York, New York
August 9, 1995